UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                               FORM N-CSRS


          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07080

Name of Fund:  MuniYield Michigan Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, MuniYield Michigan Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 04/30/05

Item 1 -   Report to Stockholders


MuniYield Michigan
Insured Fund, Inc.


Semi-Annual Report
April 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com



MuniYield Michigan Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income tax and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Michigan income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniYield Michigan Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



MuniYield Michigan Insured Fund, Inc.


The Benefits and Risks of Leveraging


MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional
$50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of April 30, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 10.67%, before the deduction of Preferred Stock.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005



A Letter From the President


Dear Shareholder

Financial markets faced a number of crosscurrents over the past several months, but most major benchmarks managed to post positive returns for the annual and semi-annual reporting periods ended April 30, 2005:


Total Returns as of April 30, 2005                                     6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +3.28%        + 6.34%
Small-cap U.S. equities (Russell 2000 Index)                            -0.15%        + 4.71%
International equities (MSCI Europe Australasia Far East Index)         +8.71%        +14.95%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +0.98%        + 5.26%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +1.93%        + 6.81%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.65%        + 6.92%

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product growth for the first quarter of 2005 came in at an estimated 3.1% (although that figure was later revised upward to 3.5%). Nevertheless, the Federal Reserve Board continued increasing interest rates at a measured pace to combat emergent inflation. The most recent hike came on May 3, and brought the federal funds rate to 3%. Recently, signs of inflation have taken the form of rising business costs and increasing consumer prices, particularly in the areas of gasoline, healthcare, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in 2005. The market weakness was largely fueled by the potential for slowing economic and corporate earnings growth, renewed energy price concerns and a lack of investor conviction. On the positive side, certain sectors of the market have been performing well (particularly energy) and corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. International equities, especially in Asia, have benefited from higher economic growth rates.

In the bond market, we witnessed a yield curve flattening trend over the past several months as short-term yields increased and longer-term interest rates remained more stable or fell. At the end of April 2005, the two-year Treasury note yielded 3.66% and the 10-year Treasury note yielded 4.21%, a difference of 55 basis points (.55%). This compared to a spread of 149 basis points six months earlier and 222 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005



A Discussion With Your Fund's Portfolio Manager


As the period progressed, we sought to take advantage of periods of price volatility by adding to our position in bonds with greater sensitivity to changes in interest rates.


Describe the recent market environment relative to municipal bonds.

Amid significant volatility, long-term bond yields moved lower over the past six months as shorter-term yields increased. Yields on 30-year Treasury bonds declined 28 basis points (.28%) to 4.51%, while 10-year Treasury note yields rose 16 basis points to 4.21%. The Federal Reserve Board (the Fed), in the meantime, continued to raise short-term interest rates at each of its meetings throughout the period, and most recently increased the federal funds rate from 2.75% to 3% on May 3. As short-term interest rates increased while longer-term interest rates fell, the yield curve continued to flatten.

Tax-exempt bond yields exhibited a similar pattern during the period. Yields on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 14 basis points to 4.83%. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 23 basis points to 4.37% over the six-month period, while AAA-rated bonds maturing in 10 years saw their yields rise 17 basis points to 3.57%.

During the past six months, more than $186 billion in tax-exempt bonds was underwritten, an increase of 7.5% versus the same period a year earlier. Issuance so far in 2005 has been boosted by a 32% increase in refunding issues as municipalities sought to refinance existing higher-coupon debt. These refunding issues have been heavily weighted in the 10-year - 20-year maturity range to lower the overall interest cost of the refunding issue. This concentration has put pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.


Describe conditions in the State of Michigan.

At period-end, Michigan maintained credit ratings of Aa2, AA and AA from Moody's, Standard & Poor's and Fitch, respectively, each with a stable outlook. All three agencies downgraded the state during the period, citing the troubled automotive sector and worse-than-expected revenue collection estimates. However, Michigan's debt levels are quite low for a populous state and provide it with valuable financial flexibility in responding to economic downturns. Another positive is that the state's pension system is well funded.

Michigan's 2004 fiscal year ended with a surplus exceeding $155 million, all of which was used, along with money from spending cuts and the Medicaid trust fund, to close a $375 million budget shortfall for fiscal year 2005. The state's proposed 2006 budget eliminates a $770 million general fund deficit mostly through spending cuts with some additional new taxes. The budget relies very little on the use of one-time revenue sources that will be unavailable in future years.

Michigan's economy continues to lag the national recovery as well as that of the other Great Lakes states. Employment in the state fell in 2004, representing the fourth consecutive annual decline. The manufacturing sector, led by the auto industry and General Motors Corp. in particular, is responsible for the job losses, which have caused stagnant state revenue growth. Without growth from other job sectors, Michigan could face additional credit-rating downgrades. On the positive side, preliminary February 2005 employment data showed an increase from a year earlier, and the annual rate of job losses in Michigan has declined each year since 2001.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2005, the Common Stock of MuniYield Michigan Insured Fund, Inc., had net annualized yields of 6.23% and 6.52%, based on a period-end per share net asset value of $15.83 and a per share market price of $15.13, respectively, and $.489 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.41%, based on a change in per share net asset value from $15.96 to $15.83, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, trailed the +2.96% average return of the Lipper Michigan Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Michigan or a city in Michigan). This Lipper category includes a number of funds that can purchase lower-rated, uninsured bonds, which were among the market's best-performing securities during the past six months. Given the Fund's more conservative investment parameters, and overall higher credit quality, we were underweight in these lower-rated issues, which contributed to relative underperformance during the period. The Fund's defensive positioning during the first part of the period also detracted somewhat from relative results. As long-term interest rates continued to decline during this time, the portfolio's relatively conservative level of interest rate exposure detracted from results.



MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005



For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

During the past six months, Michigan municipalities issued $6.3 billion in long-term tax-exempt securities, an increase of 47% compared to the same six months a year earlier. Despite this increase in supply, overall activity in the portfolio was limited by the fact that current market yields are well below those provided by most of the Fund's holdings. The sale of our existing, higher-yielding bonds would result in a decline in the Fund's income stream - and, potentially, the eventual reduction of its dividend. Also, most recent issuance in the state has been heavily weighted in the 10-year - 20-year maturity range, in keeping with the national supply pattern. We continued to avoid new purchases in this range because of the unattractively low yield levels.

Over the course of the period, we increasingly positioned the portfolio to be less defensive. A combination of factors - including the Fed's continued program of short-term interest rate increases, moderating economic growth expectations and declines in leading economic indicators - led us to believe that the potential for significant interest rate increases later in 2005 and into 2006 was less than previously anticipated. Accordingly, we sought to take advantage of periods of price volatility by adding to our position in bonds with greater sensitivity to changes in interest rates. To generate funds for these purchases, we sold prerefunded bonds with two-year - five-year maturity dates, enabling us to lock in the significant market appreciation these bonds have enjoyed while also moving closer to our desired neutral portfolio positioning.

For the six-month period ended April 30, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 1.65% for Series A, 1.65% for Series B, 1.67% for Series C and 1.86% for Series D. At this point in the Fed's monetary tightening cycle, interest rate increases are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 36.46% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We ended the period in transition toward a more neutral market stance. We are monitoring economic and market conditions and would need to see additional evidence of slowing economic activity or financial stress - such as the recent credit-rating downgrades of General Motors Corp. and Ford Motor Co. - before enacting a more aggressive market strategy. In the meantime, we intend to maintain the portfolio's fully invested stance in order to enhance investment income and allow the Fund to continue to seek an above-average dividend yield.


Fred K. Stuebe
Vice President and Portfolio Manager


May 11, 2005


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005


Schedule of Investments                                                                                            (In Thousands)

           Face
           Amount     Municipal Bonds                                                                                    Value
Michigan--152.3%

                      Adrian, Michigan, City School District, GO (d):
           $ 2,000        5% due 5/01/2029                                                                              $   2,099
             1,600        5% due 5/01/2034                                                                                  1,676

             1,000    Allegan, Michigan, Public School District, GO, 5.75% due 5/01/2010 (d)(e)                             1,097

             1,000    Ann Arbor, Michigan, Public School District, School Building and Site, GO, 5% due 5/01/2027           1,049
                      Belding, Michigan, Area Schools, GO, Refunding (c):
               785        6.05% due 5/01/2006 (e)                                                                             818
               215        6.05% due 5/01/2021                                                                                 224

             1,000    Birmingham, Michigan, City School District, School Building and Site, GO, 5% due 11/01/2033 (d)       1,049

             1,000    Central Montcalm, Michigan, Public Schools, GO, 5.90% due 5/01/2009 (b)(e)                            1,106

                      Delta County, Michigan, Economic Development Corporation, Environmental Improvement Revenue
                      Refunding Bonds (Mead Westvaco--Escanaba):
             1,500        AMT, Series B, 6.45% due 4/15/2023                                                                1,700
             2,000        Series A, 6.25% due 4/15/2012 (e)                                                                 2,244

             1,000    Detroit, Michigan, City School District, GO Series A, 5.50% due 5/01/2018 (d)                         1,110

                      Detroit, Michigan, GO (b):
             1,400        5.50% due 4/01/2018                                                                               1,544
             1,325        5.50% due 4/01/2020                                                                               1,451
             2,705        Series B, 6% due 4/01/2010 (e)                                                                    3,082

             2,300    Detroit, Michigan School Building and Site Improvement, GO, Series A, 5.375% due 5/01/2024 (c)        2,541

             2,100    Detroit, Michigan, Sewer Disposal Revenue Bonds, Senior Lien, VRDN, Series A, 3% due
                      7/01/2033 (d)(g)                                                                                      2,100

                      Detroit, Michigan, Sewer Disposal Revenue Refunding Bonds, Senior Lien (d):
             1,000        Series A, 5% due 7/01/2032                                                                        1,042
             1,545        Series C, 5.25% due 7/01/2022                                                                     1,756

                      Detroit, Michigan, Water Supply System Revenue Bonds:
             4,375        DRIVERS, Series 200, 5.75% due 7/01/2011 (c)(e)(j)                                                5,603
             1,250        Senior Lien, Series A, 5.875% due 1/01/2010 (c)(e)                                                1,410
             6,900        Senior Lien, Series A, 5% due 7/01/2034 (b)                                                       7,186
            14,790        Series B, 5.25% due 7/01/2032 (b)                                                                15,775
             3,970        Series B, 5% due 7/01/2034 (b)                                                                    4,135

             1,415    Detroit, Michigan, Water Supply System, Revenue Refunding Bonds, 6.25% due 7/01/2012 (c)(h)           1,586

             3,900    Dickinson County, Michigan, Economic Development Corporation, Environmental Improvement
                      Revenue Refunding Bonds (International Paper Company Project), Series A, 5.75% due 6/01/2016          4,193

             3,100    Dickinson County, Michigan, Healthcare System, Hospital Revenue Refunding Bonds, 5.80% due
                      11/01/2024 (i)                                                                                        3,270

             1,610    East Grand Rapids, Michigan, Public School District, GO, 5.75% due 5/01/2009 (d)(e)                   1,772

             2,230    East Lansing, Michigan, School District, GO, Refunding, Series B, 5% due 5/01/2030 (b)                2,350


Portfolio Abbreviations


To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes



MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                                (In Thousands)

           Face
           Amount     Municipal Bonds                                                                                    Value
Michigan (continued)

                      Eastern Michigan University Revenue Bonds, Series B (c):
           $ 1,500        5.60% due 6/01/2025                                                                           $   1,632
             1,310        5.625% due 6/01/2030                                                                              1,428

                      Eastern Michigan University, Revenue Refunding Bonds:
             1,025        6% due 6/01/2020 (a)                                                                              1,153
               300        VRDN, 3.05% due 6/01/2027 (c)(g)                                                                    300

                      Eaton Rapids, Michigan, Public Schools, School Building and Site, GO (d):
             1,325        5.25% due 5/01/2020                                                                               1,450
             1,675        5.25% due 5/01/2021                                                                               1,825
             1,700        5% due 5/01/2026                                                                                  1,789
             3,600        5% due 5/01/2029                                                                                  3,778

                      Flint, Michigan, Hospital Building Authority, Revenue Refunding Bonds (Hurley Medical Center),
                      Series A (i):
               615        5.375% due 7/01/2020                                                                                635
             1,375        6% due 7/01/2020                                                                                  1,501

             2,200    Fowlerville, Michigan, Community Schools, School District, GO, 5% due 5/01/2030 (c)                   2,308

             1,000    Frankenmuth, Michigan, School District, GO, 5.75% due 5/01/2010 (c)(e)                                1,121

             3,650    Gibraltar, Michigan, School District, School Building and Site, GO, 5% due 5/01/2028 (c)              3,839

             1,100    Grand Blanc, Michigan, Community Schools, GO, 5.625% due 5/01/2020 (c)                                1,223

                      Grand Rapids, Michigan, Building Authority Revenue Bonds, Series A (a):
             1,100        5.50% due 10/01/2019                                                                              1,227
             1,500        5.50% due 10/01/2020                                                                              1,659

             2,070    Grand Valley, Michigan, State University Revenue Bonds, 5.50% due 2/01/2018 (c)                       2,356

             8,425    Greater Detroit, Michigan, Resource Recovery Authority Revenue Bonds, DRIVERS, Series 167,
                      9.185% due 12/13/2008 (a)(j)                                                                         10,213

                      Gulf Lake, Michigan, Community School District, School Building and Site, GO (d):
             2,000        5% due 5/01/2028                                                                                  2,104
             3,625        5% due 5/01/2030                                                                                  3,804

             4,775    Harper Woods, Michigan, City School District, School Building and Site, GO, Refunding, 5%
                      due 5/01/2034 (c)                                                                                     5,001

             9,325    Hartland, Michigan, Consolidated School District, GO, 6% due 5/01/2010 (c)(e)                        10,559

             3,990    Hudsonville, Michigan, Public Schools, School Building and Site, GO, 5% due 5/01/2029 (d)             4,188

             1,575    Jenison, Michigan, Public Schools, Building and Site, GO, 5.50% due 5/01/2019 (c)                     1,749

             3,305    Jonesville, Michigan, Community Schools, GO, 5.75% due 5/01/2009 (c)(e)                               3,637

             6,850    Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue Refunding Bonds
                      (Bronson Methodist Hospital), 5.50% due 5/15/2028 (b)                                                 7,283

             4,000    Kent, Michigan, Hospital Finance Authority, Hospital Revenue Refunding Bonds (Butterworth
                      Hospital), Series A, 7.25% due 1/15/2013 (b)                                                          4,714

                      Kent, Michigan, Hospital Finance Authority Revenue Bonds (Spectrum Health), Series A (b):
             1,000        5.50% due 1/15/2031                                                                               1,062
             3,000        5.50% due 1/15/2031                                                                               3,226

             1,510    Lansing, Michigan, Building Authority, GO, Series A, 5.375% due 6/01/2023 (b)                         1,670

             2,425    Mayville, Michigan, Community Schools, School Building and Site, GO, 5% due 5/01/2034 (c)             2,545

             2,500    Mendon, Michigan, Community Schools, School Building and Site, GO, 5% due 5/01/2034 (c)               2,618

             1,875    Michigan Higher Education Facilities Authority, Limited Obligation Revenue Bonds (Hillsdale
                      College Project), 5% due 3/01/2035                                                                    1,926

             2,250    Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds
                      (Hope College), Series A, 5.90% due 4/01/2032                                                         2,389


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                                (In Thousands)

           Face
           Amount     Municipal Bonds                                                                                    Value
Michigan (continued)

                      Michigan Higher Education Facilities Authority, Revenue Refunding Bonds (College for
                      Creative Studies):
           $ 1,235        5.85% due 12/01/2022                                                                          $   1,277
             1,145        5.90% due 12/01/2027                                                                              1,178

             2,500    Michigan Higher Education Student Loan Authority, Student Loan Revenue Bonds, AMT,
                      Series XVII-B, 5.40% due 6/01/2018 (a)                                                                2,596

             1,065    Michigan Municipal Bond Authority Revenue Bonds (Local Government Loan Program), Group A,
                      5.50% due 11/01/2020 (a)                                                                              1,166

                      Michigan Municipal Bond Authority, Revenue Refunding Bonds (Local Government Loan Program),
                      Series A:
               150        6.50% due 11/01/2012 (b)                                                                            150
             1,000        6% due 12/01/2013 (c)                                                                             1,023
             7,000        6.125% due 12/01/2018 (c)                                                                         7,158

                      Michigan State Building Authority, Revenue Refunding Bonds:
             2,500        (Facilities Program), Series I, 5.50% due 10/15/2018 (b)                                          2,774
             3,000        (Facilities Program), Series II, 5% due 10/15/2029 (b)                                            3,144
            11,140        RIB, Series 517X, 7.74% due 10/15/2010 (d)(j)                                                    13,768

                      Michigan State, COP (a):
             3,000        5.40%** due 6/01/2022                                                                             1,348
             3,000        5.50% due 6/01/2027                                                                               3,237

             1,605    Michigan State, HDA, Rental Housing Revenue Bonds, AMT, Series A, 5.30% due 10/01/2037 (b)            1,642

             2,690    Michigan State, HDA, Revenue Refunding Bonds, Series C, 5.90% due 12/01/2015 (f)                      2,807

             2,530    Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Mid-Michigan Obligation
                      Group), Series A, 5.50% due 4/15/2018 (a)                                                             2,755

                      Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds:
             2,200        (Crittenton Hospital), Series A, 5.625% due 3/01/2027                                             2,347
             2,000        (Sparrow Obligation Group), 5.625% due 11/15/2031                                                 2,111

                      Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
             8,875        5% due 11/15/2036 (b)                                                                             9,240
             2,715        (Ascension Health Credit), Series A, 5.75% due 11/15/2009 (b)(e)                                  3,033
            12,000        (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (b)(e)                                13,594
             2,500        (Ascension Health Credit), Series A, 6.25% due 11/15/2009 (b)(e)                                  2,845
             4,805        (Mercy Health Services), Series T, 6.50% due 8/15/2013 (b)                                        5,191
             2,000        (Mercy Health Services), Series X, 6% due 8/15/2014 (b)                                           2,220
             2,200        (Mercy Health Services), Series X, 5.75% due 8/15/2019 (b)                                        2,410
             4,930        (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (b)                                             5,451
             3,000        (Saint John Hospital), Series A, 6% due 5/15/2013 (a)(h)                                          3,223
             6,400        (Trinity Health), Series A, 6% due 12/01/2027 (a)                                                 7,189
             1,000        (Trinity Health Credit), Series C, 5.375% due 12/01/2023                                          1,059
             5,255        (Trinity Health Credit), Series C, 5.375% due 12/01/2030                                          5,520

             5,000    Michigan State Strategic Fund, Limited Obligation Revenue Bonds (Ford Motor Company Project),
                      AMT, Series A, 6.55% due 10/01/2022                                                                   5,026

                      Michigan State Strategic Fund, Limited Obligation, Revenue Refunding Bonds:
             7,250        (Detroit Edison Company), AMT, Series A, 5.55% due 9/01/2029 (b)                                  7,682
             6,000        (Detroit Edison Company Fund--Pollution), Series AA, 6.95% due 5/01/2011 (c)                      7,125
             3,300        (Detroit Edison Pollution Control), Series C, 5.45% due 9/01/2029                                 3,462
             2,175        (Dow Chemical Company Project), AMT, 5.50% due 12/01/2028                                         2,349
             5,750        RIB, Series 382, 9.49% due 9/01/2025 (b)(j)                                                       6,107


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                                (In Thousands)

           Face
           Amount     Municipal Bonds                                                                                    Value
Michigan (concluded)

           $15,000    Monroe County, Michigan, Economic Development Corp., Limited Obligation Revenue
                      Refunding Bonds (Detroit Edison Co. Project), Series AA, 6.95% due 9/01/2022 (c)                  $  19,919

             1,000    Montrose Township, Michigan, School District, GO, 6.20% due 5/01/2017 (b)                             1,208

             1,830    Muskegon Heights, Michigan, Water System Revenue Bonds, Series A, 5.625% due 11/01/2025 (b)           2,007

               235    Northview, Michigan, Public School District, GO, Refunding, 5.80% due 5/01/2021 (b)                     244

             1,100    Norway Vulcan, Michigan, Area Schools, GO, 5.90% due 5/01/2009 (c)(e)                                 1,218

             5,320    Orchard View, Michigan, Schools, School Building and Site, GO, 5% due 5/01/2029 (b)                   5,571

             4,835    Ostego, Michigan, Public Schools District, School Building and Site, GO, 5% due 5/01/2034 (d)         5,063

             2,425    Oxford, Michigan, Area Community School District, GO, 5.50% due 5/01/2018 (d)                         2,693

             1,370    Pennfield, Michigan, School District, School Building and Site, GO, 5% due 5/01/2029 (c)              1,438

             1,000    Plainwell, Michigan, Community Schools, School District, School Building and Site, GO, 5.50%
                      due 5/01/2020 (d)                                                                                     1,107

             3,905    Plymouth-Canton, Michigan, Community School District, GO, 5% due 5/01/2029 (c)                        4,098

               700    Pontiac, Michigan, Tax Increment Finance Authority, Revenue Refunding Bonds (Development
                      Area Number 2), 5.625% due 6/01/2022 (i)                                                                744

             1,425    Reed, Michigan, City Public Schools, School Building and Site, GO, 5% due 5/01/2026 (d)               1,500

             2,500    Saginaw, Michigan, Hospital Finance Authority, Revenue Refunding Bonds (Covenant Medical Center),
                      Series E, 5.625% due 7/01/2013 (b)                                                                    2,732

                      Saginaw Valley State University, Michigan, General Revenue Refunding Bonds (c):
             2,100        5% due 7/01/2024                                                                                  2,227
             1,445        5% due 7/01/2034                                                                                  1,514

             8,900    Saint Clair County, Michigan, Economic Revenue Refunding Bonds (Detroit Edison Company), RIB,
                      Series 282, 9.49% due 8/01/2024 (a)(j)                                                               10,980

             1,300    Southfield, Michigan, Library Building Authority, GO, 5.50% due 5/01/2010 (b)(e)                      1,442

                      Southfield, Michigan, Public Schools, School Building and Site, GO, Series B (d):
             2,900        5.25% due 5/01/2027                                                                               3,131
             3,500        5% due 5/01/2029                                                                                  3,673

             1,325    Sparta, Michigan, Area Schools, School Building and Site, GO, 5% due 5/01/2030 (c)                    1,390

             2,700    Sturgis, Michigan, Public School District, GO, Refunding, 5% due 5/01/2030 (c)                        2,845

             1,775    Tecumseh, Michigan, Public Schools, GO, Refunding, 5.125% due 5/01/2030 (c)                           1,892

               100    University of Michigan, University Hospital Revenue Refunding Bonds, VRDN, Series A, 2.98%
                      due 12/01/2019 (g)                                                                                      100

             1,100    Waverly, Michigan, Community School, GO, 5.50% due 5/01/2010 (c)(e)                                   1,196

            10,660    Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit Metropolitan Wayne County),
                      AMT, Series A, 5.375% due 12/01/2015 (b)                                                             11,336

             1,750    Wayne Charter County, Michigan, Detroit Metropolitan Airport, GO, Airport Hotel, Series A,
                      5% due 12/01/2030 (b)                                                                                 1,820

                      Wayne County, Michigan, Airport Authority Revenue Bonds (Detroit Metropolitan Wayne County
                      Airport), AMT (b):
             7,525        5.25% due 12/01/2025                                                                              8,002
             6,300        5.25% due 12/01/2026                                                                              6,672

                      West Bloomfield, Michigan, School District, GO Refunding (c):
             1,710        5.50% due 5/01/2017                                                                               1,901
             1,225        5.50% due 5/01/2018                                                                               1,360

             2,405    West Branch-Rose City, Michigan, Area School District, GO, 5.50% due 5/01/2009 (c)(e)                 2,624

             6,075    Western Michigan University Revenue Bonds, 5% due 11/15/2035 (c)                                      6,363

             1,600    Zeeland, Michigan, Public Schools, School Building and Site, GO, 5% due 5/01/2029 (b)                 1,679


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005


Schedule of Investments (concluded)                                                                                (In Thousands)

           Face
           Amount     Municipal Bonds                                                                                    Value
Puerto Rico--3.1%

           $ 1,270    Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust Receipts, Class R,
                      Series 16 HH, 8.193% due 7/01/2013 (d)(j)                                                         $   1,593

             3,790    Puerto Rico Municipal Finance Agency Revenue Bonds, Series A, 5% due 8/01/2027 (d)                    3,987

             1,000    Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds, Series E,
                      5.70% due 2/01/2010 (e)                                                                               1,113

             2,150    University of Puerto Rico, University Revenue Refunding Bonds, Series O, 5.375% due 6/01/2030 (b)     2,175

           Total Investments (Cost--$414,741*)--155.4%                                                                    446,644
           Other Assets Less Liabilities--2.0%                                                                              5,865
           Preferred Stock, at Redemption Value--(57.4%)                                                                (165,024)
                                                                                                                        ---------
           Net Assets Applicable to Common Stock--100.0%                                                                $ 287,485
                                                                                                                        =========

  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

                                                         (in Thousands)

    Aggregate cost                                       $      414,544
                                                         ==============
    Gross unrealized appreciation                        $       32,353
    Gross unrealized depreciation                                 (253)
                                                         --------------
    Net unrealized appreciation                          $       32,100
                                                         ==============

 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) FSA Insured.

(e) Prerefunded.

(f) FHA Insured.

(g) Security may have a maturity of more than one year at the time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect.
    This rate changes periodically based upon prevailing market rates.

(h) Escrowed to maturity.

(i) ACA Insured.

(j) The rate disclosed is that currently in effect. The rate changes periodically and inversely based upon prevailing market rates.

    Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                         (in Thousands)

                                            Net              Dividend
    Affiliate                             Activity            Income

    CMA Michigan Municipal
       Money Fund                         (7,190)               $8


    Forward interest rate swaps outstanding as of April 30, 2005 were as follows:

                                                         (in Thousands)

                                          Notional          Unrealized
                                           Amount          Depreciation

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 3.702%

    Broker, JPMorgan Chase Bank
    Expires July 2015                     $21,500            $ (139)

    See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005


Statement of Net Assets

As of April 30, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$414,741,479)                       $   446,643,689
           Cash                                                                                                            81,478
           Receivables:
               Interest                                                                        $     8,199,462
               Securities sold                                                                       4,742,970         12,942,432
                                                                                               ---------------
           Prepaid expenses                                                                                                18,824
                                                                                                                  ---------------
           Total assets                                                                                               459,686,423
                                                                                                                  ---------------

Liabilities

           Unrealized depreciation on forward interest rate swaps                                                         139,277
           Payables:
               Securities purchased                                                                  6,535,794
               Investment adviser                                                                      172,612
               Dividends to Common Stock shareholders                                                  170,091
               Offering costs                                                                           98,685
               Other affiliates                                                                          4,969          6,982,151
                                                                                               ---------------
           Accrued expenses                                                                                                55,137
                                                                                                                  ---------------
           Total liabilities                                                                                            7,176,565
                                                                                                                  ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.05 per share
           (2,000 Series A Shares, 2,000 Series B Shares, 1,600 Series C Shares and
           1,000 Series D Shares of AMPS* authorized, issued and outstanding at
           $25,000 per share liquidation preference)                                                                  165,024,360
                                                                                                                  ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                                  $   287,485,498
                                                                                                                  ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (18,155,932 shares issued and outstanding)                      $     1,815,593
           Paid-in capital in excess of par                                                                           268,001,548
           Undistributed investment income--net                                                $     3,864,976
           Accumulated realized capital losses--net                                               (17,959,552)
           Unrealized appreciation--net                                                             31,762,933
                                                                                               ---------------
           Total accumulated earnings--net                                                                             17,668,357
                                                                                                                  ---------------
           Total--Equivalent to $15.83 net asset value per share of Common Stock
           (market price--$15.13)                                                                                 $   287,485,498
                                                                                                                  ===============

               * Auction Market Preferred Stock.

                 See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005


Statement of Operations

For the Six Months Ended April 30, 2005
Investment Income

           Interest                                                                                               $    11,416,917
           Dividends from affiliates                                                                                        7,779
                                                                                                                  ---------------
           Total income                                                                                                11,424,696
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     1,119,617
           Commission fees                                                                             203,375
           Accounting services                                                                          77,077
           Transfer agent fees                                                                          38,303
           Professional fees                                                                            28,145
           Printing and shareholder reports                                                             16,754
           Directors' fees and expenses                                                                 12,978
           Custodian fees                                                                               12,697
           Listing fees                                                                                 10,433
           Pricing fees                                                                                  9,069
           Other                                                                                        20,648
                                                                                               ---------------
           Total expenses before reimbursement                                                       1,549,096
           Reimbursement of expenses                                                                   (4,151)
                                                                                               ---------------
           Total expenses after reimbursement                                                                           1,544,945
                                                                                                                  ---------------
           Investment income--net                                                                                       9,879,751
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on:
               Investments--net                                                                      3,035,008
               Futures contracts and forward interest rate swaps--net                                   59,763          3,094,771
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                    (4,636,790)
               Forward interest rate swaps--net                                                        133,783        (4,503,007)
                                                                                               ---------------    ---------------
           Total realized and unrealized loss--net                                                                    (1,408,236)
                                                                                                                  ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                                     (1,357,892)
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $     7,113,623
                                                                                                                  ===============

           See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005


Statements of Changes in Net Assets

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2005              2004
Operations

           Investment income--net                                                              $     9,879,751    $    19,227,681
           Realized gain (loss)--net                                                                 3,094,771        (3,710,496)
           Change in unrealized appreciation/depreciation--net                                     (4,503,007)          4,332,920
           Dividends to Preferred Stock shareholders                                               (1,357,892)        (1,327,132)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                      7,113,623         18,522,973
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                                  (8,932,718)       (18,192,244)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to Common Stock shareholders        (8,932,718)       (18,192,244)
                                                                                               ---------------    ---------------

Capital Stock Transactions

           Offering and underwriting costs resulting from the issuance of Preferred Stock            (390,418)                 --
                                                                                               ---------------    ---------------
           Net decrease in net assets derived from Capital Stock transactions                        (390,418)                 --
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

           Total increase (decrease) in net assets applicable to Common Stock                      (2,209,513)            330,729
           Beginning of period                                                                     289,695,011        289,364,282
                                                                                               ---------------    ---------------
           End of period*                                                                      $   287,485,498    $   289,695,011
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $     3,864,976    $     4,275,835
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005


Financial Highlights
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          April 30,            For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $    15.96    $    15.94   $    15.74   $    15.81   $    14.48
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                     .54+++       1.06+++      1.10+++      1.10+++         1.08
           Realized and unrealized gain (loss)--net                    (.09)           .03          .15        (.12)         1.30
           Dividends to Preferred Stock shareholders from
           investment income--net                                      (.07)         (.07)        (.07)        (.11)        (.24)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .38          1.02         1.18          .87         2.14
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends to Common Stock shareholders from
           investment income--net                                      (.49)        (1.00)        (.98)        (.94)        (.81)
           Capital charge resulting from issuance of Common Stock         --            --           --           --         --++
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends to Common Stock shareholders                (.49)        (1.00)        (.98)        (.94)        (.81)
                                                                  ----------    ----------   ----------   ----------   ----------
           Offering and underwriting costs resulting from the
           issuance of Preferred Stock                                 (.02)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    15.83    $    15.96   $    15.94   $    15.74   $    15.81
                                                                  ==========    ==========   ==========   ==========   ==========
           Market price per share, end of period                  $    15.13    $    15.37   $    14.69   $    13.95   $    14.22
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                     2.41%+++++         7.04%        8.26%        6.33%       15.89%
                                                                  ==========    ==========   ==========   ==========   ==========
           Based on market price per share                        1.64%+++++        11.85%       12.57%        4.77%       26.44%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of reimbursement***                    1.08%*         1.00%        1.01%        1.04%        1.05%
                                                                  ==========    ==========   ==========   ==========   ==========
           Total expenses***                                          1.08%*         1.02%        1.03%        1.04%        1.05%
                                                                  ==========    ==========   ==========   ==========   ==========
           Total investment income--net***                            6.91%*         6.69%        6.83%        7.10%        7.10%
                                                                  ==========    ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock shareholders         .95%*          .46%         .45%         .70%        1.59%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock shareholders       5.96%*         6.23%        6.38%        6.40%        5.51%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders                  1.68%*          .95%         .94%        1.40%        3.14%
                                                                  ==========    ==========   ==========   ==========   ==========


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005


Financial Highlights (concluded)
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          April 30,            For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Supplemental Data

           Net assets applicable to Common Stock, end of
           period (in thousands)                                  $  287,485    $  289,695   $  289,364   $  285,802   $  286,982
                                                                  ==========    ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of period
           (in thousands)                                         $  165,000    $  140,000   $  140,000   $  140,000   $  140,000
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         19.06%        36.63%       33.39%       32.68%       68.17%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                              $    2,742    $    3,069   $    3,067   $    3,041   $    3,050
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                       $      205    $      250   $      240   $      354   $      792
                                                                  ==========    ==========   ==========   ==========   ==========
           Series B--Investment income--net                       $      205    $      232   $      230   $      362   $      783
                                                                  ==========    ==========   ==========   ==========   ==========
           Series C--Investment income--net                       $      208    $      226   $      240   $      333   $      782
                                                                  ==========    ==========   ==========   ==========   ==========
           Series D++++--Investment income--net                   $      205            --           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

           *** Do not reflect the effect of dividends to Preferred Stock shareholders.

            ++ Amount is less than $(.01) per share.

          ++++ Series D was issued on November 22, 2004.

           +++ Based on average shares outstanding.

         +++++ Aggregate total investment return.

               See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005



Notes to Financial Statements (concluded)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs--Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in CMA Michigan Municipal Money Fund. For the six months ended April 30, 2005, FAM reimbursed the Fund in the amount of $4,151.

For the six months ended April 30, 2005, the Fund reimbursed FAM $4,783 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2005 were $116,233,658 and $83,004,000, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2005 were as follows:
Series A, 2.55%; Series B, 2.39%; Series C, 2.50%; and Series D, 2.39%.

Shares issued and outstanding for the six months ended April 30, 2005 increased by 1,000 shares from the issuance of an additional series of Preferred Stock. Shares issued and outstanding during the year ended October 31, 2004 remained constant.

For the six months ended April 30, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $250,000 in connection with the issuance of the Fund's Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2005, MLPF&S earned $117,353 as commissions.


5. Capital Loss Carryforward:
On October 31, 2004, the Fund had a net capital loss carryforward of $17,222,707, of which $679,274 expires in 2006, $3,974,932 expires in 2007,
$7,490,629 expires in 2008, $1,124,652 expires in 2010 and $3,953,220 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.081000 per share on May 27, 2005 to shareholders of record on May 13, 2005.



MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005


Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



Proxy Results


During the six-month period ended April 30, 2005, MuniYield Michigan Insured Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the proposal was adjourned until May 27, 2005, at which time it passed. A description of the proposals and number of shares voted were as follows:

                                                                                Shares Voted        Shares Withheld
                                                                                    For               From Voting
1. To elect the Fund's Directors:        Robert C. Doll, Jr.                     9,964,850              199,658
                                         Donald W. Burton                        9,965,542              198,966
                                         John F. O'Brien                         9,963,713              200,795
                                         David H. Walsh                          9,963,943              200,565


                                                                     Shares Voted    Shares Voted     Shares Voted
                                                                         For           Against          Abstain
2. To approve an amendment to fundamental investment restrictions.    8,116,661        358,683          228,075


During the six-month period ended April 30, 2005, MuniYield Michigan
Insured Fund, Inc.'s Preferred Stock shareholders (Series A - D) voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the proposal was adjourned until May 27, 2005, at which time it passed. A description of the proposals and number of shares voted were as follows:



                                                                                Shares Voted        Shares Withheld
                                                                                    For               From Voting
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr., Donald W. Burton,
   Laurie Simon Hodrick, John F. O'Brien, David H. Walsh and Fred G. Weiss         4,121                  170



                                                                     Shares Voted    Shares Voted     Shares Voted
                                                                         For           Against          Abstain
2. To approve an amendment to fundamental investment restrictions.      6,162            380               57




Portfolio Information as of April 30, 2005


                                               Percent of
Quality Ratings by                               Total
S&P/Moody's                                   Investments

AAA/Aaa                                          89.3%
AA/Aa                                             2.6
A/A                                               4.1
BBB/Baa                                           4.0



MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005



Officers and Directors


Robert C. Doll, Jr., President and Director
Donald W. Burton, Director
Laurie Simon Hodrick, Director
John Francis O'Brien, Director
David H. Walsh, Director
Fred G. Weiss, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286

Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MIY



Effective January 1, 2005, Terry K. Glenn, President and Director and
M. Colyer Crum, Director of MuniYield Michigan Insured Fund, Inc. retired. The Fund's Board of Directors wishes Mr. Glenn and Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Michigan Insured Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Michigan Insured Fund, Inc.


Date: June 20, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Michigan Insured Fund, Inc.


Date: June 20, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Michigan Insured Fund, Inc.


Date: June 20, 2005